EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADDED BY SECTION 906 OF THE

SARBANES - OXLEY ACT OF 2002

This certification is provided pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended June 30, 2013 of Cinemark USA, Inc. (the “Issuer”).

I, Robert Copple, the Chief Financial Officer of Issuer certify that to the best of my knowledge:

(i)	the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: August 8, 2013

/s/ Robert Copple
Robert Copple Chief Financial Officer

Subscribed and sworn to before me this 8th day of August 2013.

/s/ Jennifer Chreitzberg
Name: Jennifer Chreitzberg Title: Notary Public

My commission expires: 04/08/14

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.